UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 23, 2022
Date of Report (Date of earliest event reported)

Chimerix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2505 Meridian Parkway, Suite 100 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2022, Chimerix, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 25, 2022, the record date for the Annual Meeting, 87,436,180 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 69,744,610 shares of common stock were present in person or represented by proxy for the three proposals summarized below.

Proposal 1: Election of directors

The Company’s stockholders elected the three persons listed below as Class III directors, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Catherine L. Gilliss, Ph.D., R.N., F.A.A.N.	34,894,409	18,640,609	16,209,592
Patrick Machado	20,387,244	33,147,774	16,209,592
Fred A. Middleton	39,439,926	14,095,092	16,209,592

Proposal 2: Ratification of the selection of independent registered public accounting firm

The Company’s stockholders ratified the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,657,732	2,324,715	762,163	0

Proposal 3: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,981,130	20,478,975	74,913	16,209,592

Proposal 4: Approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers

The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of one year for future stockholder advisory votes on the compensation of the Company’s named executive officers. The final voting results are as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
50,573,043	13,661	1,906,405	1,041,909	16,209,592

Consistent with the preference of the Company’s stockholders indicated by the voting results for Proposal 4, the Company will include a stockholder advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such advisory votes.

The Company recognizes that there was opposition expressed by some of the Company’s stockholders with respect to certain of the Annual Meeting proposals, and intends to engage with key stockholders in the coming months to understand, discuss and if appropriate, respond to any relevant concerns.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Dated: June 27, 2022
	By:	/s/ Michael T. Andriole
Michael T. Andriole
Chief Business and Financial Officer